UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2005

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation of Bylaws, Changes in Fiscal Year

On November 2, 2005, AGL Resources Inc. (the “Company”) amended and restated its articles of incorporation by filing amended and restated articles of incorporation with the secretary of state of the state of Georgia. The amended and restated articles of incorporation, adopted and approved by the Company’s board of directors on November 2, 2005, consolidate into one document the Company’s amended and restated articles of incorporation filed with the secretary of state on January 5, 1996 and the articles of amendment to the amended and restated articles of incorporation filed with the secretary of state on May 9, 2005. Other minor revisions include the deletion of provisions in the articles of incorporation that were no longer applicable due to the passage of time (i.e., identification of the initial board of directors).

A copy of the Amended and Restated Articles of Incorporation is filed with this Form 8-K as Exhibit 3.1.

Item 7.01  Regulation FD Disclosure

On November 2, 2005, the Company announced that its Board of Directors approved a 19 percent increase in the AGL Resources common stock dividend. The increase raises the quarterly dividend from $0.31 per share to $0.37 per share, for an indicated annual dividend of $1.48 per share. The new quarterly dividend will be paid on December 1, 2005, to shareholders of record as of the close of business November 18, 2005. A copy of the press release announcing such information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless the Company expressly so incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation filed November 2, 2005, with the Secretary of State of the state of Georgia.

99.1	AGL Resources’ Press Release announcing dividend increase.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: November 3, 2005	/s/ Paul R. Shlanta
Paul R. Shlanta Executive Vice President, General Counsel and Chief Corporate Compliance Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation filed November 2, 2005, with the Secretary of State of the state of Georgia.

99.1	AGL Resources’ Press Release announcing dividend increase.